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[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS RMA MONEY MARKET PORTFOLIO, U.S. GOVERNMENT PORTFOLIO,
TAX-FREE FUND, CALIFORNIA MUNICIPAL MONEY FUND,
NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND
SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED AUGUST 30, 2005

April 11, 2006

Dear Investor:

The purpose of this supplement is to provide you with information regarding (1) changes to the UBS Financial Services Inc. Resource Management Account (R) (RMA(R)) Program and (2) the transfer of the sub-advisory and sub-administration contracts (the "Sub-Advisory Contracts") between UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") on behalf of UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund, UBS RMA California Municipal Money Fund, UBS RMA New Jersey Municipal Money Fund and UBS RMA New York Municipal Money Fund (each, a "Fund") to UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a sister company of UBS Global AM (US).

I.  PROGRAM CHANGES:

The Annual Service fees for the Resource Management Account (RMA) Program are now capped at $325 for the RMA and IRA accounts in a client's marketing relationship (as defined in the Program documents). The first fee-paying Resource Management Account (RMA) in a client's marketing relationship is billed by UBS Financial Services Inc. $150 on a deferred basis on the first anniversary of the account opening and then every year thereafter. All other RMA accounts in the same marketing relationship are billed at a reduced rate of $75 per year. The annual program fee includes a number of Program features as defined in the Master Account Agreement relating to the Program which is available from your Financial Advisor. Therefore, the description of the "Maximum Account Fee" included in each Fund's "Expenses and Fee Tables" section in the prospectus is revised by replacing the reference to a maximum $125 UBS Financial Services Inc. RMA Program fee with a maximum $150 per client RMA Program fee.

Fees associated with the Business Services Account BSA have not changed.

All RMA and Business Services Account BSA accounts that are terminated may be charged a termination fee. If the assets in those accounts are transferred to another firm, an additional fee may apply. Your Financial Advisor can provide you with additional information regarding Program fees.

A Program participant may now apply for a UBS American Express Card which replaces the MasterCard debit card Program and, if qualified, may also apply for the UBS Visa Signature credit card program. Therefore, references to MasterCard in the prospectus section captioned "Managing Your Fund Account" should now be deemed to refer to UBS American Express Card or UBS Visa Signature credit card, as applicable to a given client. If you would like additional information about these changes, please contact your Financial Advisor or review the current Master Account Agreement.

II. TRANSFER OF CONTRACTS:

In connection with an internal reorganization involving UBS Global AM and UBS Global AM (US), each Fund's Board of Directors or Trustees, as applicable, approved the transfer of the relevant Sub-Advisory Contract from UBS Global AM
(US), each Fund's prior sub-advisor and sub-administrator, to UBS Global AM effective April 1, 2006. All of the personnel of UBS Global AM (US) who previously provided investment sub-advisory and sub-administration services to the Funds continue to provide investment sub-advisory and sub-administration services to the Funds as employees of UBS Global AM. UBS Global AM has the same contractual rights and responsibilities under the Sub-Advisory Contracts as those previously held by UBS Global AM (US). UBS Global AM and UBS Global AM
(US) are both indirect wholly owned subsidiaries of UBS AG.

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UBS Global AM (US) continues to serve as each Fund's principal underwriter.

As a result of the transfer of the Sub-Advisory Contracts, the prospectus and SAI are hereby revised as follows:

ALL REFERENCES IN THE PROSPECTUS AND SAI TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE SUB-ADVISOR AND SUB-ADMINISTRATOR OF EACH FUND, SHALL BE DEEMED TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC." REFERENCES TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE PRINCIPAL UNDERWRITER OF EACH FUND, CONTINUE TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (US) INC."

In addition, please note the following specific changes:

THE FIRST SENTENCE OF THE LAST PARAGRAPH OF EACH SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" (PAGES 3, 7, 11, 14, 17 AND 20 OF THE PROSPECTUS) IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

      UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor.

THE FIRST PARAGRAPH OF THE SECTION CAPTIONED "INVESTMENT ADVISOR AND SUB-ADVISOR" ON PAGE 30 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

      UBS Financial Services Inc. is the investment advisor and administrator of each fund. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is each fund's sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisors registered with the US Securities and Exchange Commission. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG ("UBS"). As of December 31, 2005, UBS Global AM had approximately $72.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $581.5 billion in assets under management worldwide as of December 31, 2005. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

ON PAGE 1 OF THE SAI, THE SECOND PARAGRAPH IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

      The funds' investment advisor and administrator is UBS Financial Services, Inc. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is the funds' sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the funds' principal underwriter. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

ON PAGE 61 OF THE SAI, THE SENTENCE PRECEDING THE TABLE IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

      For the periods indicated, UBS Financial Services Inc. paid (or accrued) to UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the funds' previous sub-advisor and sub-administrator, the following fees.

THE SECTIONS BEGINNING "[NAME OF SPECIFIC FUND]: BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT" (THROUGH AND INCLUDING THE PARAGRAPH CAPTIONED "OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM") ON PAGES 62-79 OF THE SAI ARE DELETED IN THEIR ENTIRETY.

IN THE SAI UNDER THE SECTION CAPTIONED "PRINCIPAL UNDERWRITING ARRANGEMENTS" BEGINNING ON PAGE 80, EACH REFERENCE TO "UBS GLOBAL AM" AS THE UNDERWRITER IS CHANGED TO "UBS GLOBAL AM (US)."

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